                    THE DOW INDUSTRIALS(SM) ("DIAMONDS")(SM)

                            DIAMONDS TRUST SERIES 1

                            A UNIT INVESTMENT TRUST

                                 ANNUAL REPORT

                                OCTOBER 31, 2001

"Dow Jones Industrial Average", "DJIA", "Dow Jones", "The Dow", "THE DOW INDUSTRIALS", and "DIAMONDS" are trademarks and service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by PDR Services LLC and the American Stock Exchange LLC pursuant to a License Agreement with Dow Jones. The Trust, based on the DJIA, is not sponsored, endorsed, sold, or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

DIAMONDS TRUST SERIES 1
TRUST OVERVIEW

--------------------------------------------------------------------------------
OBJECTIVE:
To replicate the total return of the Dow Jones Industrial Average.

STRATEGY:
The Trust's holdings are comprised of the 30 stocks in the Dow Jones Industrial Average, which is designed to capture the price performance of 30 US blue-chip stocks that are generally considered leaders within their respective industries.

PERFORMANCE OVERVIEW:
The DIAMONDS Trust, Series 1 (the "Trust") seeks to match the total return of the Dow Jones Industrial Average. To accomplish this, the Trust utilizes a full replication approach. With this strategy, all 30 securities of the Dow Jones Industrial Average are owned by the Trust. A replication management approach results in low expected tracking error of the Trust relative to its benchmark.

For the fiscal year ended October 31, 2001, the Diamonds Trust was down -15.91% as compared to the Dow Jones Industrial Average return of -15.55%. Repeated earnings warnings, sizeable layoffs, a buildup in inventories, and a subsequent lack of capital spending caused recessionary fears to proliferate. The Trust experienced significant volatility in its monthly returns during the fiscal year. However, all of this seemed to be temporarily offset, by the Federal Reserve's third 50 basis point interest rate cut of the year on March 20, 2001. As a result, the Trust gained 8.76% during the month of April, recouping all of the losses from the previous quarter. By the end of August, the Federal Reserve had cut interest rates seven times to the tune of 300 basis points while the federal government had issued tax rebate checks and unveiled a substantial tax cut to help spark the economy. Nevertheless, layoffs increased, corporate earnings continued to suffer, and the economy continued to stagger. Investors grew discouraged about the prospects of a turnaround and a global recession seemed inevitable. In September, the world was shocked by the events of September 11th which sent the equity markets reeling. The Trust lost -5.20% in August and -10.98% in September. The good news going forward is that there is significant economic stimulus in place (10 interest rate cuts now totaling 4.5%) and consumer spending, despite the current environment and the significant jump in unemployment numbers, continues to show surprising resiliency. The Trust gained 2.67% in October.

The Dow Jones Industrial Average did outperform all other large capitalization US market measures as investors moved away from technology and other growth stocks into more defensive, value oriented stocks. The stocks that benefited the most from this shift included defensive issues such as Philip Morris (+33.71%), Caterpillar (+31.48%), Johnson & Johnson (+27.20%), and Alcoa (+15.01%). The Dow components that suffered during the period were, not surprisingly, technology issues and, mainly as a result of the events of September 11th, securities in the travel and tourism industry. These issues included Hewlett Packard (-63.12%), Boeing Co. (-50.97%), American Express (-50.42%), and Walt Disney (-47.50%).

The performance information presented does not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares. Past performance does not predict future results.

DIAMONDS TRUST SERIES 1
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCKS                                                  SHARES          VALUE
-----------------------------------------------------------------------------------------
AT & T Corp. ...............................................  2,081,580    $   31,744,095
Alcoa, Inc. ................................................  2,081,580        67,172,586
American Express Co. .......................................  2,081,580        61,260,899
Boeing Co. .................................................  2,081,580        67,859,508
Caterpillar, Inc. ..........................................  2,081,580        93,088,258
Citigroup, Inc. ............................................  2,081,580        94,753,522
Coca-Cola Co. ..............................................  2,081,580        99,666,050
Disney (Walt) Co. ..........................................  2,081,580        38,696,572
Du Pont (E.I.) de Nemours & Co., Inc. ......................  2,081,580        83,242,384
Eastman Kodak Co. ..........................................  2,081,580        53,226,001
Exxon Mobil Corp. ..........................................  2,081,580        82,118,331
General Electric Co. .......................................  2,081,580        75,790,328
General Motors Corp. .......................................  2,081,580        86,010,886
Hewlett-Packard Co. ........................................  2,081,580        35,032,991
Home Depot, Inc. ...........................................  2,081,580        79,578,803
Honeywell International, Inc. ..............................  2,081,580        61,510,689
Intel Corp. ................................................  2,081,580        50,832,184
International Business Machines Corp. ......................  2,081,580       224,956,351
International Paper Co. ....................................  2,081,580        74,520,564
Johnson & Johnson...........................................  2,081,580       120,544,298
Morgan (J.P.) & Co., Inc. ..................................  2,081,580        73,604,669
McDonald's Corp. ...........................................  2,081,580        54,266,791
Merck & Co., Inc. ..........................................  2,081,580       132,825,620
Microsoft Corp.*............................................  2,081,580       121,043,877
Minnesota Mining & Manufacturing Co. .......................  2,081,580       217,275,320
Philip Morris Companies, Inc. ..............................  2,081,580        97,417,944
Procter & Gamble Co. .......................................  2,081,580       153,578,972
SBC Communications, Inc. ...................................  2,081,580        79,329,014
United Technologies Corp. ..................................  2,081,580       112,176,346
Wal-Mart Stores, Inc. ......................................  2,081,580       106,993,212
                                                                           --------------
Total Investments -- (Cost $3,543,962,697)..................               $2,730,117,065
                                                                           ==============

---------------
(*) Denotes non-income producing security

See accompanying notes to financial statements.

DIAMONDS TRUST SERIES 1
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value.......................    $2,730,117,065
  Cash......................................................         7,359,475
  Receivable for DIAMONDS issued in-kind....................             9,712
  Dividends receivable......................................         2,528,558
  Deferred organization costs...............................           604,095
                                                                --------------
TOTAL ASSETS................................................     2,740,618,905
                                                                --------------
LIABILITIES
  Payable for income delivered for DIAMONDS redeemed
     in-kind................................................             8,995
  Distribution payable......................................         2,874,369
  Due to Sponsor............................................         1,867,897
  Accrued Trustee fees......................................           170,960
  Accrued expenses and other liabilities....................         1,220,276
                                                                --------------
TOTAL LIABILITIES...........................................         6,142,497
                                                                --------------
NET ASSETS..................................................    $2,734,476,408
                                                                ==============
NET ASSETS REPRESENTED BY:
  Paid in surplus...........................................    $3,571,120,026
  Distribution in excess of net investment income...........        (1,277,005)
  Accumulated net realized loss on investments..............       (21,520,981)
  Net unrealized depreciation on investments................      (813,845,632)
                                                                --------------
NET ASSETS..................................................    $2,734,476,408
                                                                ==============
NET ASSET VALUE PER DIAMOND.................................            $90.84
                                                                        ------
                                                                        ------
UNITS OF FRACTIONAL UNDIVIDED INTEREST
  ("DIAMONDS") OUTSTANDING, UNLIMITED UNITS AUTHORIZED......        30,101,813
                                                                --------------
COST OF INVESTMENTS.........................................    $3,543,962,697
                                                                ==============

See accompanying notes to financial statements.

DIAMONDS TRUST SERIES 1
STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------

                                           FOR THE YEAR ENDED    FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                             OCTOBER 31, 2001      OCTOBER 31, 2000      OCTOBER 31, 1999
                                           ------------------    ------------------    ------------------
INVESTMENT INCOME
     Dividend income.....................    $  41,997,410         $  27,110,365          $  9,701,986
                                             -------------         -------------          ------------
EXPENSES:
     Trustee expense.....................        1,858,460             1,677,261               912,453
     DJIA license fee....................        1,300,000             1,000,000             1,000,000
     Amortization of organization
          costs..........................          502,266               503,642               502,266
     Marketing expense...................          356,933             2,800,000               712,625
     SEC registration expense............          286,213               235,534               152,003
     Printing and postage expense........          136,463               162,000               154,540
     Legal and audit services............           49,800                56,389                39,097
     Miscellaneous expense...............              218                   700                 1,280
                                             -------------         -------------          ------------
Total expenses...........................        4,490,353             6,435,526             3,474,264
     Rebate from Sponsor.................               --            (2,597,968)           (1,418,867)
     Rebate from Trustee.................               --              (599,740)             (912,453)
                                             -------------         -------------          ------------
Net expenses.............................        4,490,353             3,237,818             1,142,944
     Trustee earnings credit.............         (160,833)             (133,506)              (22,000)
                                             -------------         -------------          ------------
Net expenses after Trustee earnings
     credit..............................        4,329,520             3,104,312             1,120,944
                                             -------------         -------------          ------------
NET INVESTMENT INCOME....................       37,667,890            24,006,053             8,581,042
                                             -------------         -------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
     Net realized gain on investment
       transactions......................      218,849,002           189,376,879           115,756,556
     Net increase in unrealized
       depreciation......................     (681,232,614)         (119,522,465)           (7,307,187)
                                             -------------         -------------          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS.........................     (462,383,612)           69,854,414           108,449,369
                                             -------------         -------------          ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS........................    $(424,715,722)        $  93,860,467          $117,030,411
                                             =============         =============          ============

See accompanying notes to financial statements.

DIAMONDS TRUST SERIES 1
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                           FOR THE YEAR ENDED    FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                            OCTOBER 31, 2001      OCTOBER 31, 2000      OCTOBER 31, 1999
                                           ------------------    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS:
     Net investment income...............    $   37,667,890        $   24,006,053        $    8,581,042
     Net realized gain on investment
          transactions...................       218,849,002           189,376,879           115,756,556
     Net increase in unrealized
          depreciation...................      (681,232,614)         (119,522,465)           (7,307,187)
                                             --------------        --------------        --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............      (424,715,722)           93,860,467           117,030,411
                                             --------------        --------------        --------------
UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN PRICE OF UNITS ISSUED AND
  REDEEMED, NET..........................           733,997                63,116               459,889
                                             --------------        --------------        --------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
     Net investment income...............       (37,667,890)          (24,006,053)           (8,581,042)
     In excess of net investment
          income.........................          (552,558)             (411,609)             (262,907)
                                             --------------        --------------        --------------
TOTAL DISTRIBUTIONS TO UNITHOLDERS.......       (38,220,448)          (24,417,662)           (8,843,949)
                                             --------------        --------------        --------------
NET INCREASE IN NET ASSETS FROM ISSUANCE
  AND REDEMPTION OF DIAMONDS.............     1,194,073,126           892,111,223           575,660,769
                                             --------------        --------------        --------------
NET INCREASE IN NET ASSETS DURING
  PERIOD.................................       731,870,953           961,617,144           684,307,120
NET ASSETS AT BEGINNING OF PERIOD........     2,002,605,455         1,040,988,311           356,681,191
                                             --------------        --------------        --------------
NET ASSETS END OF PERIOD*................    $2,734,476,408        $2,002,605,455        $1,040,988,311
                                             ==============        ==============        ==============
*INCLUDES DISTRIBUTIONS IN EXCESS OF NET
  INVESTMENT INCOME......................    $   (1,277,005)       $     (724,447)       $     (366,116)
                                             --------------        --------------        --------------

See accompanying notes to financial statements.

DIAMONDS TRUST SERIES 1
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A DIAMOND OUTSTANDING DURING THE PERIOD

--------------------------------------------------------------------------------

                                            FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE PERIOD
                                                ENDED           ENDED           ENDED           ENDED
                                            10/31/2001(5)   10/31/2000(5)   10/31/1999(5)   10/31/1998(1)
                                            -------------   -------------   -------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD......   $   109.73      $   107.31      $    85.94        $  77.32
                                             ----------      ----------      ----------        --------
INVESTMENT OPERATIONS:
     Net investment income................         1.56            1.43            1.41            0.98
     Net realized and unrealized gain
       (loss) on investments..............       (18.86)           2.47           21.36            8.59
                                             ----------      ----------      ----------        --------
TOTAL FROM INVESTMENT OPERATIONS..........       (17.30)           3.90           22.77            9.57
                                             ----------      ----------      ----------        --------
UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN PRICE OF UNITS ISSUED AND
  REDEEMED, NET...........................         0.00(6)         0.00(6)         0.08            0.05
                                             ----------      ----------      ----------        --------
LESS DISTRIBUTIONS FROM:
     Net investment income................        (1.56)          (1.43)          (1.41)          (0.98)
     In excess of net investment income...        (0.03)          (0.05)          (0.07)          (0.02)
                                             ----------      ----------      ----------        --------
TOTAL DISTRIBUTIONS.......................        (1.59)          (1.48)          (1.48)          (1.00)
                                             ----------      ----------      ----------        --------
NET ASSET VALUE, END OF PERIOD............   $    90.84      $   109.73      $   107.31        $  85.94
                                             ==========      ==========      ==========        ========
TOTAL INVESTMENT RETURN(4)................       (15.91)%          3.68%          26.71%          12.44%
RATIOS AND SUPPLEMENTAL DATA
Ratios to average net assets:
     Net investment income................         1.51%           1.34%           1.37%           1.49%(2)
     Total expenses.......................         0.17%           0.17%           0.18%           0.18%(2)
     Total expenses excluding trustee
       earnings credit....................         0.18%           0.18%           0.18%           0.18%(2)
     Total expenses excluding rebates,
       trustee earnings credit and
       waivers(7).........................         0.18%           0.36%           0.37%           2.35%(2)
     Portfolio turnover rate(3)...........        12.66%          23.85%          34.70%           3.23%
NET ASSET VALUE, END OF PERIOD (000'S)....   $2,734,476      $2,002,605      $1,040,988        $356,681

--------------------------------------------------------------------------------
(1) The Trust commenced operations on January 14, 1998.

(2) Annualized.

(3) Portfolio turnover ratio excludes securities received or delivered from processing creations or redemptions of DIAMONDS.

(4) Total returns for periods of less than one year are not annualized and do not include transaction fees.

(5) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(6) Amount shown represents less than $0.01.

(7) Excludes expenses reimbursed by the Sponsor and Trustee from the period January 14, 1998 through February 29, 2000 and the Sponsor from the period March 1, 2000 through October 31, 2000.
See accompanying notes to financial statements

DIAMONDS TRUST SERIES 1
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001

--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION
DIAMONDS Trust Series 1 (the "Trust") is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Trust was created to provide investors with the opportunity to purchase units of beneficial interest in the Trust representing proportionate undivided interests in the portfolio of securities consisting of substantially all of the component common stocks, which comprise the Dow Jones Industrial Average (the "DJIA"). Each unit of fractional undivided interest in the Trust is referred to as a "DIAMONDS Unit". The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 DIAMONDS (equivalent to ten "Creation Units" -- see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

SECURITY VALUATION
Portfolio securities are valued based on the closing sale price on the exchange which is deemed to be the principal market for the security. If no closing sale price is available, then the security is valued at the previous closing sale price on the exchange which is deemed to be the principal market for the security. If there is no closing sale price available, valuation will be determined by the Trustee in good faith based on available information.

INVESTMENT TRANSACTIONS
Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO UNITHOLDERS
The Trust declares and distributes dividends from net investment income to its unitholders monthly. The Trust will distribute net realized capital gains, if any, at least annually.

ORGANIZATION COSTS
The Trust incurred organization costs of $2,307,929, which have been capitalized and are being charged to operations ratably over a period of 60 months.

FEDERAL INCOME TAX
The Trust has qualified and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Trust will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. Net investment income per share calculations in the financial highlights for all years presented exclude these differences. During the fiscal year ended October 31, 2001, the Trust reclassified $210,774,140 of non-taxable security gains realized in the in-kind redemption of Creation Units (Note 4) as an increase to paid in surplus in the Statements of Assets and Liabilities. The Trust incurred net capital losses of $9,197,094 for the fiscal period ended October 31, 1999 and

DIAMONDS TRUST SERIES 1
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
OCTOBER 31, 2001

--------------------------------------------------------------------------------

$11,386,433 for the fiscal year ended October 31, 2000. These losses may be utilized to offset any net realized capital gains through October 31, 2007 and October 31, 2008, respectively.

NOTE 3 -- TRANSACTIONS WITH THE TRUSTEE AND SPONSOR
In accordance with the Trust Agreement, State Street Bank and Trust Company (the "Trustee") maintains the Trust's accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust's portfolio from time to time to conform to changes in the composition and/or weighting structure of the DJIA. For these services, the Trustee received a fee at the following annual rates for the year ended October 31, 2001:

NET ASSET VALUE OF THE TRUST                FEE AS A PERCENTAGE OF NET ASSET VALUE OF THE TRUST
----------------------------                ---------------------------------------------------
$0 - $499,999,999                           10/100 of 1% per annum plus or minus the Adjustment
                                            Amount
$500,000,000 - $2,499,999,999               8/100 of 1% per annum plus or minus the Adjustment
                                            Amount
$2,500,000,000 - and above                  6/100 of 1% per annum plus or minus the Adjustment
                                            Amount

The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of SPDRs and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended October 31, 2001, the Adjustment Amount decreased the Trustee's fee by $398,026. The Adjustment Amount included an excess of net transaction fees from processing orders of $237,193 and a Trustee earnings credit of $160,833.

PDR Services LLC (the "Sponsor", a wholly-owned subsidiary of the American Stock Exchange LLC) agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust which exceeded 18.00/100 of 1% per annum of the daily net asset value of the Trust. The amounts of such reimbursements by the Sponsor for the fiscal years ended October 31, 1999, October 31, 2000, and October 31, 2001 were $1,418,867, $2,597,968, and $0 respectively. From the period November 1, 1998 through February 29, 2000, State Street Bank and Trust Company (the "Trustee") agreed to waive the Trustee's fee. The amounts of such waivers by the Trustee for the fiscal years ended October 31, 1999, and October 31, 2000 were $912,453 and $599,740 respectively.

Dow Jones & Company, Inc. ("Dow Jones"), the American Stock Exchange LLC (the "AMEX"), and PDR Services (the "Sponsor") have entered into a License Agreement pursuant to which certain Dow Jones marks may be used in connection with the Trust subject to the payment of license fees.

DIAMONDS TRUST SERIES 1
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
OCTOBER 31, 2001

--------------------------------------------------------------------------------

NOTE 4 -- TRUST TRANSACTIONS IN DIAMONDS

Transactions in DIAMONDS were as follows.

                                                         YEAR ENDED OCTOBER 31, 2001
                                                        ------------------------------
                                                         DIAMONDS          AMOUNTS
                                                        -----------    ---------------
DIAMONDS sold.........................................   76,050,000    $ 7,610,021,285
DIAMONDS issued upon dividend reinvestment............        1,055            107,143
DIAMONDS redeemed.....................................  (64,200,000)    (6,415,321,305)
Net income equalization...............................           --           (733,997)
                                                        -----------    ---------------
Net Increase..........................................   11,851,055    $ 1,194,073,126
                                                        ===========    ===============

                                                         YEAR ENDED OCTOBER 31, 2000
                                                        ------------------------------
                                                         DIAMONDS          AMOUNTS
                                                        -----------    ---------------
DIAMONDS sold.........................................   30,350,000    $ 3,242,757,491
DIAMONDS issued upon dividend reinvestment............          378             40,754
DIAMONDS redeemed.....................................  (21,800,000)    (2,350,623,906)
Net income equalization...............................           --            (63,116)
                                                        -----------    ---------------
Net Increase..........................................    8,550,378    $   892,111,223
                                                        ===========    ===============

                                                         YEAR ENDED OCTOBER 31, 1999
                                                        ------------------------------
                                                         DIAMONDS          AMOUNTS
                                                        -----------    ---------------
DIAMONDS sold.........................................   17,200,000    $ 1,822,509,789
DIAMONDS issued upon dividend reinvestment............          194             19,408
DIAMONDS redeemed.....................................  (11,650,000)    (1,246,408,539)
Net income equalization...............................           --           (459,889)
                                                        -----------    ---------------
Net Increase..........................................    5,550,194    $   575,660,769
                                                        ===========    ===============

Except for under the Trust's dividend reinvestment plan, DIAMONDS are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 DIAMONDS. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per DIAMOND (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. A transaction fee of $1,000 is charged in connection with each creation or redemption of Creation Units through the DIAMONDS Clearing Process per Participating party per day, regardless of the number of Creation Units created or redeemed. Transaction fees are received by the Trustee and used to offset the expense of processing orders.

NOTE 5 -- INVESTMENT TRANSACTIONS
For the fiscal year ended October 31, 2001, the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $5,484,539,005, $4,290,802,303, $313,919,767 and $316,843,758,
respectively. At October 31, 2001, the cost of investments for federal income tax purposes was $3,544,900,150 accordingly, gross unrealized appreciation was $8,581,821, and gross unrealized depreciation was $823,364,906, resulting in net unrealized depreciation of $814,783,085.

NOTE 6 -- TAX INFORMATION (UNAUDITED)
For Federal income tax purposes, the percentage of Trust ordinary distributions which qualify for the corporate dividends received deduction for the fiscal year ended October 31, 2001 is 100%.

DIAMONDS TRUST SERIES 1
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Trustee and Unitholders of
DIAMONDS Trust Series 1

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DIAMONDS Trust Series 1 (the "Trust") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2001

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DIAMONDS TRUST SERIES 1

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SPONSOR
PDR Services LLC
c/o American Stock Exchange LLC
86 Trinity Place
New York, NY 10006

TRUSTEE
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALPS Distributors, Inc.
370 17th Street, Suite 3100
Denver, CO 80202

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

LEGAL COUNSEL
Carter, Ledyard & Milburn
2 Wall Street
New York, NY 10005